UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 24, 2005

                         WASHINGTON TRUST BANCORP, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


        Rhode Island                   0-13091                    05-0404671
-----------------------------      ---------------           -------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                  23 Broad Street, Westerly, Rhode Island 02891
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (401) 348-1200

            Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On January 24, 2005, Washington Trust Bancorp, Inc. issued a press release in which it disclosed unaudited financial information related to fourth quarter consolidated earnings. A copy of the press release relating to such announcement, dated January 24, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Pursuant to General Instructions B.2 of Form 8-K, this information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.     Exhibit
          -----------     -------

          99.1            Press Release dated January 24, 2005*


          -----------------------
          * Filed herewith

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WASHINGTON TRUST BANCORP, INC.


Date:  January 24, 2005                     By: /s/ John C. Warren
---------------------------                 ------------------------------------
                                            John C. Warren
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                Exhibit
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99.1                       Press Release dated January 24, 2005*

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* Filed herewith